SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 26, 2001

                         COMMISSION FILE NUMBER 0-19467

                                 MEDAMICUS, INC.
             (Exact name of registrant as specified in its charter)

        MINNESOTA                                        41-1533300
(State of Incorporation)                       (IRS Employer Identification No.)

                    15301 HIGHWAY 55 WEST, PLYMOUTH, MN 55447
           (Address of principal executive office, including zip code)

                                 (763) 559-2613
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
               Former name, former address and former fiscal year,
                          if changed since last report

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Power Point presentation delivered by Registrant's
                  President, Chief Executive Officer and Chief Financial Officer at the annual meeting of the Registrant's shareholders held April 26, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

MedAmicus, Inc.'s ("MedAmicus") President, Chief Executive Officer and Chief Financial Officer, James D. Hartman, delivered a presentation at the annual meeting of MedAmicus' shareholders held April 26, 2001. A text version of the Power Point presentation is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                        MEDAMICUS, INC.

Date: April 27, 2001                    /s/ James D. Hartman
                                        --------------------
                                        By:  James D. Hartman
                                        President, Chief Executive Officer
                                        and Chief Financial Officer


















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